UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2002


                        KARTS INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


                                     Nevada
                            (State of incorporation)


              000-23041                                  75-2639196
       (Commission File Number)          (I.R.S. Employer Identification Number)

        62204 Commercial Street
            P.O. Box 695
        Roseland, Louisiana                                 70456
(Address of principal executive offices)                  (Zip Code)

                                 (985) 747-1111
              (Registrant's telephone number, including area code)

Item 6. Resignation of Registrant's Director.

On February 20, 2002, Charles Brister tendered his resignation as Chairman of the Board to the Company. Pursuant to the SEC Regulations, a copy of Mr. Brister's resignation letter is attached as Exhibit 17.1

The Board of Directors of Karts International Incorporated accepted the resignation letter issued by Charles Brister with the reservation that, in the opinion of management, the letter contains inaccuracies and untruths.

Item 7.  Exhibits

17.1     Copy of Charles  Brister  resignation  letter  tendered on February 20,
         2002



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KARTS INTERNATIONAL INCORPORATED


                                        By:  /s/ [L.S.] Timotheus J. benHarold
                                           -------------------------------------
                                           Timotheus J. benHarold
                                           Chief Executive Officer and President

Date:  February 26, 2002




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